TRANSAMERICA FUNDS

Supplement to the Currently Effective Class T2 Prospectus

The corresponding sub-sections included in the “Shareholder Information” section of the Prospectus are deleted in their entirety and replaced with the following:

Investment Manager

Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment management services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-adviser’s buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.

TAM has been a registered investment adviser since 1996. As of December 31, 2019, TAM has approximately $80.5 billion in total assets under management. The funds are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM acts as a manager of managers for the funds pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable fund’s shareholders, to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the exemptive order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

Management Fees Paid for the Fiscal Year Ended October 31, 2019

For the fiscal year ended October 31, 2019, each fund paid the following management fee as a percentage of its average daily net assets:

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Asset Allocation – Conservative Portfolio	0.12%
Transamerica Asset Allocation – Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Growth Portfolio	0.12%
Transamerica Asset Allocation – Moderate Portfolio	0.12%
Transamerica Bond	0.34%
Transamerica Capital Growth	0.74%
Transamerica Dividend Focused	0.71%
Transamerica Dynamic Income	0.43%
Transamerica Emerging Markets Debt	0.62%
Transamerica Emerging Markets Equity	0.89%
Transamerica Event Driven	1.21%
Transamerica Floating Rate	0.63%

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica Global Equity	0.74%
Transamerica High Yield Bond	0.56%
Transamerica High Yield Muni	0.48%
Transamerica Inflation Opportunities	0.58%
Transamerica Intermediate Muni	0.40%
Transamerica International Equity	0.71%
Transamerica International Growth	0.76%
Transamerica Large Cap Value	0.64%
Transamerica Mid Cap Growth	0.66%
Transamerica Mid Cap Value Opportunities	0.66%
Transamerica MLP & Energy Income	1.12%
Transamerica Multi-Asset Income (formerly Transamerica Strategic High Income)	0.61%
Transamerica Multi-Managed Balanced	0.65%
Transamerica Short-Term Bond	0.46%
Transamerica Small Cap Core	0.82%
Transamerica Small Cap Growth	0.81%
Transamerica Small Cap Value	0.79%
Transamerica Small/Mid Cap Value	0.78%
Transamerica Unconstrained Bond	0.66%
Transamerica US Growth	0.68%

Recent Management Fee Changes

Transamerica Capital Growth: Effective October 18, 2019, the management fee is 0.7075% of the first $1.5 billion; 0.6415% over $1.5 billion up to $3 billion; 0.63% over $3 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets. Prior to October 18, 2019, the management fee was 0.83% of the first $500 million; and 0.705% in excess of $500 million in average daily net assets.

Transamerica Global Equity: Effective August 1, 2019, the management fee is 0.79% of the first $250 million; 0.74% over $250 million up to $1 billion; 0.73% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion in average daily net assets. Prior to August 1, 2019, the management fee was 0.84% of the first $250 million; 0.83% over $250 million up to $500 million; 0.82% over $500 million up to $1 billion; 0.81% over $1 billion up to $2 billion; 0.795% over $2 billion up to $2.5 billion; and 0.79% in excess of $2.5 billion in average daily net assets.

Transamerica High Yield Bond: Effective January 6, 2020, the management fee is 0.554% of the first $1.25 billion; 0.544% over $1.25 billion up to $2 billion; and 0.52% in excess of $2 billion in average daily net assets. Prior to January 6, 2020, the management fee was 0.58% of the first $1.25 billion; 0.555% over $1.25 billion up to $2 billion; and 0.53% in excess of $2 billion in average daily net assets.

Transamerica Intermediate Muni: Effective May 1, 2020, the management fee is 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; 0.39% over $1 billion up to $2 billion; 0.3875% over $2 billion up to $3 billion; and 0.3825% in excess of $3 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.47% of the first $150 million; 0.45% over $150 million up to $350 million; 0.44% over $350 million up to $650 million; 0.42% over $650 million up to $1 billion; and 0.39% in excess of $1 billion in average daily net assets.

Transamerica Inflation Opportunities: Effective August 28, 2020, the management fee is 0.49% of the first $250 million; 0.43% over $250 million up to $1 billion; and 0.38% in excess of $1 billion in average daily net assets. Prior to August 28, 2020, the management fee was 0.58% of the first $200 million; 0.57% over $200 million up to $500 million; and 0.54% in excess of $500 million in average daily net assets.

Transamerica Large Cap Value: Effective August 1, 2019, the management fee is 0.65% of the first $750 million; 0.62% over $750 million up to $1 billion; 0.60% over $1 billion up to $2 billion; 0.59% over $2 billion up to $3 billion; and 0.58% in excess of $3 billion in average daily net assets. Prior to August 1, 2019, the management fee was 0.68% of the first $750 million; 0.65% over $750 million up to $1 billion; 0.63% over $1 billion up to $2 billion; 0.60% over $2 billion up to $3 billion; and 0.58% in excess of $3 billion in average daily net assets.

Transamerica Multi-Asset Income (formerly, Transamerica Strategic High Income): Effective May 1, 2019, the management fee is 0.574% of the first $500 million; 0.57% over $500 million up to $1 billion; 0.545% over $1 billion up to $1.5 billion; 0.535% over $1.5 billion up to $2 billion; and 0.515% in excess of $2 billion in average daily net assets. Prior to May 1, 2019, the management fee was 0.69% of the first $600 million; 0.66% over $600 million up to $1 billion; 0.63% over $1 billion up to $2 billion; and 0.615% in excess of $2 billion in average daily net assets.

Transamerica Multi-Managed Balanced: Effective May 1, 2020, the management fee is 0.61% of the first $500 million; 0.59% over $500 million up to $1 billion; 0.56% over $1 billion up to $1.5 billion; 0.55% over $1.5 billion up to $2 billion; 0.52% over $2 billion up to $5 billion; and 0.50% in excess of $5 billion in average daily net assets. Prior to May 1, 2020, the management fee was 0.65% of the first $1 billion; 0.59% over $1 billion up to $5 billion; and 0.58% in excess of $5 billion in average daily net assets.

Transamerica Short-Term Bond: Effective August 1, 2019, the management fee is 0.42% of the first $250 million; 0.39% over $250 million up to $500 million; 0.37% over $500 million up to $1 billion; and 0.36% in excess of $1 billion in average daily net assets. Prior to August 1, 2019, the management fee was 0.58% of the first $250 million; 0.53% over $250 million up to $500 million; 0.505% over $500 million up to $1 billion; and 0.48% in excess of $1 billion in average daily net assets.

Transamerica Unconstrained Bond: Effective August 1, 2019, the management fee is 0.65% of the first $500 million; 0.64% over $500 million up to $1 billion; 0.62% over $1 billion up to $2 billion; and 0.61% in excess of $2 billion in average daily net assets. Prior to August 1, 2019, the management fee was 0.67% of the first $1 billion; 0.655% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion in average daily net assets.

Transamerica US Growth: Effective August 2, 2019, the management fee is 0.68% of the first $500 million; 0.67% over $500 million up to $800 million; 0.6575% over $800 million up to $1 billion; 0.613% over $1 billion up to $2 billion; 0.605% over $2 billion up to $3 billion; 0.59% over $3 billion up to $4 billion; 0.575% over $4 billion up to $5 billion; and 0.57% in excess of $5 billion in average daily net assets. Prior to August 2, 2019, the management fee was 0.73% of the first $150 million; 0.70% over $150 million up to $650 million; 0.68% over $650 million up to $1.15 billion; 0.655% over $1.15 billion up to $2 billion; 0.64% over $2 billion up to $3 billion; 0.63% over $3 billion up to $4 billion; and 0.61% in excess of $4 billion in average daily net assets.

A discussion regarding the Board of Trustees’ renewal of each fund’s investment management agreement is available in each fund’s annual report for the fiscal year ended October 31, 2019.

Portfolio Construction Manager

Morningstar Investment Management LLC, 22 West Washington Street, Chicago, IL 60602, is the Portfolio Construction Manager for each fund listed below. Morningstar Investment Management LLC has been a registered investment adviser since 1999 and is a wholly owned subsidiary of Morningstar, Inc. As of December 31, 2019, Morningstar Investment Management LLC has approximately $41.7 billion in total assets under management.

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar Investment Management LLC, the Portfolio Construction Manager will furnish investment advice and recommendations concerning what portion of each fund should be in the underlying funds and what portion, if any, should be held in U.S. government securities, short-term commercial paper or other assets such as cash. The Portfolio Construction Manager receives compensation from TAM.

Transamerica Asset Allocation-Conservative Portfolio

Transamerica Asset Allocation-Growth Portfolio

Transamerica Asset Allocation-Moderate Portfolio

Transamerica Asset Allocation-Moderate Growth Portfolio

Portfolio Construction Team

Each fund listed above is managed by a portfolio construction team. In addition to this team, Morningstar Investment Management LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each fund.

Name	Employer	Positions Over Past Five Years
Dan McNeela, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2010; Employee of Morningstar, Inc. since 2000; Employee of Morningstar Investment Management LLC since 2006

Michael Stout, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2006; Employee of Morningstar, Inc. since 1993; Employee of Morningstar Investment Management LLC since 1999

Ricky Williamson, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2019; Employee of Morningstar Investment Management LLC since 2013

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Investors Should Retain this Supplement for Future Reference

July 29, 2020